June 2024 Project Zodiac Discussion Materials Exhibit 16(c)(v) [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Process and Proposal Summary

Zodiac Process Summary Contacted [***] Parties: [***] Strategics, [***] Sponsors * Denotes inbound interest. (1) Reflects [***] proposal of $11.41 per share received on June 12, 2024. (2) Reflects [***] proposal of $10.00 - $10.75 per share received on June 12, 2024. Executed NDA and Held Initial Management Meeting [***] Contacted [***] Financial Sponsors [***] Strategics [***] Requested Follow-up Meetings and Materials [***] Submitted Proposals [***] $11.41 Per Share (1) Initial Range: $11.25 - $12.25 per share $10.00 – $10.75 Per Share (2) Initial Range: $12.00 - $14.00 per share Passed After Initial Management Meeting and Business Diligence [***] [***] [***] [***] [***] [***] [***] [***] [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Zodiac Short-Term Trading Following Reuter's Leak

From Day Prior to Leak (April 16, 2024) to Current (June 14, 2024)

% Change in Share Price	From: Pre-Leak (4/16) To: Current	Pre-Leak (4/16) Pre-Earnings (5/22)	Pre-Earnings (5/22) Current
Zodiac	13%	16%	(3%)
IGV (1)	3%	5%	(2%)
Selected Companies (2)	(7%)	4%	(10%)



Share Price
$11.00
$10.50
$10.00
$9.50
$9.00
$8.50
$8.00
$7.50
$7.00
Zodiac Trading Volume (MM's)
16
14
12
10
8
6
4
2
0
April 17
Reuters reports Zodiac exploring a potential sale during market hours
1-Day Price Reaction: +12%
May 1 (after market close)
Announces settlement with Scalar Gauge and appointment of John Harkey to Board of Directors
1-Day Price Reaction: (1%)
May 22 (after market close)
Zodiac reports Q1'FY25 Earnings:
Revenue of $109.8M (1% beat vs. consensus)
Non-GAAP EBIT of $18.6M (25% beat vs. consensus)
1-Day Price Reaction: +4%
Zodiac Current: $9.61
+13%
vs. Pre-Leak (4/16)
IGV(1):
+3%
vs. Pre-Leak (4/16)
Selected Companies(2):
(7%)
vs. Pre-Leak (4/16)
4/16 4/17 4/18 4/19 4/22 4/23 4/24 4/25 4/26 4/29 4/30 5/1 5/2 5/3 5/6 5/7 5/8 5/9 5/10 5/13 5/14 5/15 5/16 5/17 5/20 5/21 5/22 5/23 5/24 5/28 5/29 5/30 5/31 6/3 6/4 6/5 6/6 6/7 6/10 6/11 6/12 6/13 6/14

Source: FactSet as of June 14, 2024.
Note: Indices shown as average daily change in share price of the individual companies comprising the index.
(1) iShares Expanded Tech-Software Sector ETF, composed of North American equities in the software industry.
(2) Selected Companies comprised of Amplitude, BlackLine, Box, DocuSign, Dropbox, E2open, Instructure, Pegasystems, RingCentral, Sprinklr, TeamViewer, Zoom, and ZoomInfo. Instructure share price performance included up until unaffected price as of market close on May 17, 2024, the day prior to Reuter's report of Instructure exploring a potential sale.

4

CONFIDENTIAL | DRAFT

Catalyst PARTNERS

[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Summary of Proposals

	[***]	[***]
Price	**$11.41 per share** *35% premium to unaffected price (1)*	**$10.00 - $10.75 per share** *18% - 27% premium to unaffected price (1)*
Sources & Uses	[***]	[***]
Financing Conditions	• No financing contingency	• Did not specify
Additional Financing Details	• Anticipate fully committed capital in place at the time of the signing of the definitive agreement • Equity financing will be provided by recently raised [***] and capital from certain limited partners of [***] • Requesting access for the following potential co-invest equity LPs: [***] • Requested access to the following lenders: [***]	• Expect to fund the transaction with new equity from [***] primarily from [***] • Provided access to [***] as a potential co-invest equity LP • Requested access to the following lenders: [***]
Remaining Diligence Required	• Completion of deep dive discussions with management across the following topics: (a) Top Customer / Prospect; (b) Product Roadmap and Engineering Org; (c) Professional Services; (d) System Integrators / Channel Partners; (e) FY25 Forecast Bridge Deep Dive; (f) Go-to-Market Org. Redesign • Other due diligence includes Accounting and Tax (led by [***]), Legal (led by[***]), and ESG (led by [***])	• Have more work to do to conclude commercial diligence, including gaining conviction in the reacceleration of topline growth following the recent slowdown, sustainability of the Company's competitive position, and understand the operations of the business in more detail • Remaining Commercial meeting and information request topics: (a) Finance, (b) GTM, (c) Implementation, (d) Customer Deep Dive, (e) Competition, (f) Growth & M&A • Other meeting and information request topics include Product / Tech, Tax / Accounting, Legal / HR
Exclusivity	• Requested 4 weeks of exclusivity	• Did not request exclusivity • Would like clear feedback on the number of parties included in the next round
Timing	• 3 to 4 weeks to sign a deal assuming continued access to management and requested information for confirmatory diligence, and immediate permission to speak with lenders and selective LPs	• Assuming full access to management and data, expect to complete the remainder of the work in approximately 4 weeks

(1) *Based on unaffected price as of market close on April 16, 2024, the day prior to Reuter's report of Zodiac exploring a potential sale.*
(2) *As provided by [***] on June 12, 2024.*
(3) *ARR estimated by taking the midpoint of FY24A ARR of $403M and FY25E ARR derived from management ARR growth guidance.*
(4) *Estimated debt quantum and capitalization assumptions provided by [***] on June 12, 2024. Cash and cash equivalents, short term investments, and face value of convertible debt per Zodiac management for the period ended April 30, 2024. Net cash balance reflects $21MM cash outflow for Togai acquisition on May 9, 2024. Assumes Convertible Notes are cash settled at the "Fundamental Change Repurchase Price", per Zodiac indenture dated March 24, 2022, assuming an illustrative transaction close date of October 31, 2024.*

5

Qatalyst PARTNERS

CONFIDENTIAL | DRAFT

Illustrative Zodiac Transaction Statistics Note: Current market prices as of June 14, 2024. Zodiac fiscal year ends January 31. Zodiac FY-1 used as proxy for CY. (1) Volume-weighted average prices based on trading days per FactSet as of April 16, 2024. (2) Common shares outstanding, RSUs, PSUs, options, and warrants as of May 30, 2024 per Zodiac management. Fully-diluted shares calculated using treasury stock method. Warrant shares issuable upon exercise and exercise prices adjusted in transaction scenarios as set forth under the Make-Whole Fundamental Change section in the Form of Warrant filed on March 24, 2022. Assumes an illustrative transaction close date of October 31, 2024. Transaction scenarios reflect cancellation of April 2024 CEO PSUs since share price hurdle is not met in a Change in Control, per Zodiac management. (3) Cash and cash equivalents, short term investments, and face value of convertible debt per Zodiac management for the period ended April 30, 2024. Net cash balance reflects $21MM cash outflow for Togai acquisition on May 9, 2024. Impact of Convertible Senior Notes due 2029 reflected in Enterprise Value based on Zodiac indenture dated March 24, 2022. Transaction scenarios assume Convertible Notes are cash settled at the "Fundamental Change Repurchase Price", per Zodiac indenture dated March 24, 2022. Assumes an illustrative transaction close date of October 31, 2024. (4) Based on unaffected price as of market close on April 16, 2024, the day prior to Reuter's report of Zodiac exploring a potential sale. (5) Zodiac projections based on FactSet mean consensus estimates as of June 14, 2024. Zodiac LFCF projections based on a single broker’s estimates as of June 14, 2024 per FactSet. (6) Rule of 40 = Revenue Growth + LFCF margin. (7) Reflects [***] proposal of $11.41 per share received on June 12, 2024. (8) Reflects [***] proposal of $10.00 - $10.75 per share received on June 12, 2024. [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission. ($MM, except per share amounts) Zodiac Illustrative Zodiac Transaction Statistics Unaffected as [*** ]Proposal (8) [***] of (4/16/24) (4) Low High Proposal (7) Illustrative Share Price: $8.47 $10.00 $10.75 $11.41 $11.50 $11.75 $12.00 Implied Transaction Premium Statistic Premium to Unaffected Price (4) $8.47 - 18% 27% 35% 36% 39% 42% Premium to Unaffected Enterprise Value (4) 1,288 - 27% 37% 46% 47% 50% 54% Premium to Current Price 9.61 (12%) 4% 12% 19% 20% 22% 25% Premium to Current Enterprise Value 1,481 (13%) 11% 19% 27% 28% 31% 34% Premium to 30-Day Unaffected VWAP (1) (4) 8.78 (4%) 14% 22% 30% 31% 34% 37% Premium to 90-Day Unaffected VWAP (1) (4) 8.67 (2%) 15% 24% 32% 33% 36% 38% Premium to LTM Unaffected VWAP (1) (4) 9.09 (7%) 10% 18% 26% 27% 29% 32% Premium to Unaffected LTM High (6/6/23) (4) 11.81 (28%) (15%) (9%) (3%) (3%) (1%) 2% Premium to Unaffected LTM Low (11/1/23) (4) 7.24 17% 38% 48% 58% 59% 62% 66% Implied Valuation & Multiples Fully-Diluted Equity Value (2) $1,414 $1,670 $1,796 $1,907 $1,922 $1,965 $2,007 Fully-Diluted Enterprise Value (2) (3) $1,288 $1,642 $1,769 $1,880 $1,895 $1,937 $1,980 Street Case (5) Revenue Multiples Statistic (5) CY24E $456 2.8x 3.6x 3.9x 4.1x 4.2x 4.3x 4.3x NTM (ending 4/30/25) 465 2.8 3.5 3.8 4.0 4.1 4.2 4.3 CY25E 498 2.6 3.3 3.6 3.8 3.8 3.9 4.0 EBITDA Multiples NTM (ending 4/30/25) $97 13.3x 16.9x 18.2x 19.4x 19.6x 20.0x 20.4x CY25E 113 11.4 14.5 15.6 16.6 16.7 17.1 17.5 LFCF Multiples CY24E $84 16.8x 19.9x 21.4x 22.7x 22.9x 23.4x 23.9x NTM (ending 4/30/25) 88 16.0 18.9 20.3 21.6 21.7 22.2 22.7 CY25E 96 14.8 17.4 18.7 19.9 20.1 20.5 20.9 Growth-Adjusted Revenue Multiple NTM (ending 4/30/25) 6% 0.45x 0.57x 0.62x 0.66x 0.66x 0.68x 0.69x Rule of 40-Adjusted Revenue Multiple (6) NTM (ending 4/30/25) 25% 0.11x 0.14x 0.15x 0.16x 0.16x 0.17x 0.17x

[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Comparison of Proposals with Selected Transaction Multiples

Selected Public Subscription Software Transactions >$1Bn Since 2011, Revenue Growth <=10%

Legend: ■ *Strategic* ■ *Sponsor*

NTM Revenue Multiple[1]



Overall 75th Percentile: 5.1x
[***] Proposal @ $11.41: 4.0x (2)
[***] Proposal High @ $10.75: 3.8x (3)
Overall Median: 3.8x
[***] Proposal Low @ $10.00: 3.5x (3)
Overall 25th Percentile: 3.1x
Black Knight 9.7x
Splunk 7.1x
Ellie Mae 6.8x
Advent Software 6.4x
Cornerstone OnDemand 5.9x
QAD 5.3x
Cloudera 5.2x
VMware 5.1x
Imperva 5.1x
Citrix 5.1x
MYOB 4.9x
Cerner 4.8x
Model N 4.8x
Informatica 4.3x
Everbridge 3.9x
Infoblox 3.6x
Barracuda Networks 3.6x
Advanced Computer Software 3.5x
LogMeIn 3.4x
AVG 3.2x
Riverbed 3.2x
Interactive Intelligence 3.2x
Avid 3.0x
Momentive 3.0x
Software AG 2.6x
Quest Software 2.5x
Lawson Software 2.4x
UNIT4 2.4x
NextGen Healthcare 2.4x
Blue Coat Systems 2.0x

	Black Knight	Splunk	Ellie Mae	Advent Software	Cornerstone OnDemand	QAD	Cloudera	VMware	Imperva	Citrix	MYOB	Cerner	Model N	Informatica	Everbridge
NTM Rev. Growth(%):	8%	9%	4%	6%	7%	9%	6%	6%	7%	3%	8%	6%	5%	8%	3%
NTM LFCF Margin(%):	29%	23%	9%	25%	25%	8%	13%	27%	18%	23%	15%	20%	19%	21%	15%

	Infoblox	Barracuda Networks	Advanced Computer Software	LogMeIn	AVG	Riverbed	Interactive Intelligence	Avid	Momentive	Software AG	Quest Software	Lawson Software	UNIT4	NextGen Healthcare	Blue Coat Systems
NTM Rev. Growth(%):	3%	6%	4%	4%	3%	3%	9%	10%	3%	7%	7%	4%	7%	8%	0%
NTM LFCF Margin(%):	21%	19%	17%	24%	23%	18%	4%	12%	18%	6%	21%	17%	13%	8%	14%

NTM Growth Adj. Revenue Multiple[1]



Overall 75th Percentile: 1.00x
Overall Median: 0.81x
[***] Proposal @ $11.41: 0.66x (2)
[***] Proposal High @ $10.75: 0.62x (3)
[***] Proposal Low @ $10.00: 0.57x (3)
Overall 25th Percentile: 0.57x
Ellie Mae 1.88x
Citrix 1.84x
Black Knight 1.22x
Everbridge 1.21x
Riverbed 1.17x
Infoblox 1.15x
Advent Software 1.14x
AVG 1.00x
Momentive 0.99x
Advanced Computer Software 0.95x
Model N 0.89x
LogMeIn 0.87x
Cerner 0.86x
VMware 0.85x
Cloudera 0.81x
Splunk 0.80x
Cornerstone OnDemand 0.80x
Imperva 0.74x
Lawson Software 0.68x
Barracuda Networks 0.61x
MYOB 0.59x
QAD 0.57x
Informatica 0.54x
Software AG 0.39x
Interactive Intelligence 0.35x
Quest Software 0.34x
UNIT4 0.33x
Avid 0.32x
NextGen Healthcare 0.31x
Blue Coat Systems NM

NTM Rule of 40 Adj. Revenue Multiple[1][4]



Overall 75th Percentile: 0.21x
Overall Median: 0.17x
[***] Proposal @ $11.41: 0.16x (2)
[***] Proposal High @ $10.75: 0.15x (3)
[***] Proposal Low @ $10.00: 0.14x (3)
Overall 25th Percentile: 0.14x
Ellie Mae 0.55x
QAD 0.30x
Black Knight 0.26x
Cloudera 0.26x
Interactive Intelligence 0.25x
Splunk 0.22x
Everbridge 0.22x
MYOB 0.21x
Advent Software 0.21x
Imperva 0.20x
Software AG 0.20x
Model N 0.20x
Citrix 0.19x
Cerner 0.19x
Cornerstone OnDemand 0.18x
Advanced Computer Software 0.17x
VMware 0.16x
NextGen Healthcare 0.16x
Riverbed 0.15x
Infoblox 0.15x
Informatica 0.15x
Momentive 0.14x
Barracuda Networks 0.14x
Avid 0.14x
Blue Coat Systems 0.13x
AVG 0.13x
LogMeIn 0.12x
UNIT4 0.12x
Lawson Software 0.12x
Quest Software 0.09x

Source: Capital IQ, FactSet, company filings, company press releases and Wall Street research.
Note: 'NM' = Not publicly available or not meaningful. Multiples greater than 50.0x or negative considered not meaningful.
(1) NTM Revenue and LFCF based on mean analyst consensus estimates for the next twelve month period as of transaction announcement. NTM revenue growth based on NTM revenue and revenue from the last completed twelve month (LTM) period with public filings as of transaction announcement.
(2) Reflects [***] proposal of $11.41 per share received on June 12, 2024.
(3) Reflects [***] proposal of $10.00 - $10.75 per share received on June 12, 2024.
(4) Rule of 40 = Revenue Growth + LFCF Margin.

Catalyst Partners

7

CONFIDENTIAL | DRAFT

[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Comparison of Proposals with Selected Transaction Multiples (CONT'D)

Selected Public Subscription Software Transactions >$1Bn Since 2011, Revenue Growth <=10%

Legend: Strategic | Sponsor

NTM EBITDA Multiple[(1)]



Overall Median: 16.0x
Overall 75th Percentile: 19.7x
[***] Proposal @ $11.41: 19.4x (2)
[***] Proposal High @ $10.75: 18.2x (3)
[***] Proposal Low @ $10.00: 16.9x (3)
Overall 25th Percentile: 12.1x
45.1x
39.0x
31.0x
30.9x
30.4x
24.5x
20.0x
19.7x
19.2x
18.8x
18.8x
18.1x
18.0x
17.5x
16.0x
16.0x
15.1x
14.9x
14.4x
14.1x
13.8x
12.1x
11.9x
11.1x
10.9x
10.8x
10.8x
10.7x
9.0x
NM
Imperva
Interactive Intelligence
Ellie Mae
Splunk
Cloudera
Model N
Infoblox
Black Knight
NextGen Healthcare
Cornerstone OnDemand
Barracuda Networks
Informatica
Advent Software
Everbridge
Momentive
Citrix
VMware
Advanced Computer Software
Software AG
Cerner
Avid
MYOB
Blue Coat Systems
UNIT4
Quest Software
Lawson Software
Riverbed
LogMeIn
AVG
QAD

NTM LFCF Multiple[(1)]



[***] Proposal Low @ $10.00: 18.9x (3)
Overall 75th Percentile: 26.7x
[***] Proposal @ $11.41: 21.6x (2)
Overall Median: 21.5x
[***] Proposal High @ $10.75: 20.3x (3)
Overall 25th Percentile: 17.4x
41.9x
37.5x
32.2x
29.3x
28.8x
28.2x
27.5x
25.8x
24.1x
23.9x
22.9x
22.3x
22.1x
21.5x
20.7x
19.2x
18.4x
17.9x
17.5x
17.5x
17.4x
17.0x
16.6x
14.3x
14.0x
13.2x
12.8x
NM
NM
NM
Cloudera
Software AG
Imperva
Splunk
NextGen Healthcare
Black Knight
MYOB
Model N
Advent Software
Cerner
Everbridge
Avid
Informatica
Barracuda Networks
Infoblox
Advanced Computer Software
Cornerstone OnDemand
Citrix
Blue Coat Systems
UNIT4
Riverbed
Momentive
VMware
Lawson Software
LogMeIn
AVG
Quest Software
QAD
Ellie Mae
Interactive Intelligence

Source: Capital IQ, FactSet, company filings, company press releases and Wall Street research.
Note: 'NM' = Not publicly available or not meaningful. Multiples greater than 50.0x or negative considered not meaningful.
(1) NTM EBITDA and LFCF based on mean analyst consensus estimates for the next twelve month period as of transaction announcement.
(2) Reflects [***] proposal of $11.41 per share received on June 12, 2024.
(3) Reflects [***] proposal of $10.00 - $10.75 per share received on June 12, 2024.

8

CONFIDENTIAL | DRAFT

[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Comparison of Proposals with Selected Transaction Premiums

Selected Public Subscription Software Transactions >$1Bn Since 2011, Revenue Growth <=10%

Legend: Strategic | Sponsor

Premium to Unaffected Stock Price[1]



Overall 75th Percentile: 44%
[***] Proposal @ $11.41: 35% (2)
Overall Median: 31%
[***] Proposal High @ $10.75: 27% (3)
Overall 25th Percentile: 20%
[***] Proposal Low @ $10.00: 18% (3)
73% Infoblox
60% Software AG
48% Blue Coat Systems
47% Everbridge
46% NextGen Healthcare
46% Momentive
44% VMware
44% Quest Software
44% Advent Software
43% Black Knight
36% Interactive Intelligence
34% AVG
33% UNIT4
32% Avid
31% Splunk
31% Cornerstone OnDemand
30% Citrix
29% Imperva
27% Informatica
25% LogMeIn
24% Cloudera
21% Ellie Mae
20% QAD
20% Cerner
17% Advanced Computer Software
16% Barracuda Networks
16% Riverbed
14% MYOB
14% Lawson Software
11% Model N

Premium to Unaffected LTM-High Stock Price[1]



Overall 75th Percentile: 10%
Overall Median: (1%)
[***] Proposal @ $11.41: (3%) (2)
[***] Proposal High @ $10.75: (9%) (3)
Overall 25th Percentile: (14%)
[***] Proposal Low @ $10.00: (15%) (3)
32% Interactive Intelligence
32% UNIT4
26% Advent Software
26% Splunk
17% Informatica
15% NextGen Healthcare
14% Cerner
11% QAD
10% Advanced Computer Software
8% Lawson Software
6% Barracuda Networks
4% Cornerstone OnDemand
2% Black Knight
1% Quest Software
(0%) Everbridge
(2%) Imperva
(2%) Software AG
(5%) Infoblox
(6%) Riverbed
(10%) MYOB
(11%) LogMeIn
(13%) AVG
(15%) Ellie Mae
(16%) Model N
(16%) Cloudera
(17%) VMware
(19%) Avid
(19%) Blue Coat Systems
(28%) Citrix
(48%) Momentive

Premium to Unaffected Enterprise Value[1]



[***] Proposal @ $11.41: 46% (2)
Overall 75th Percentile: 38%
[***] Proposal High @ $10.75: 37% (3)
Overall Median: 30%
[***] Proposal Low @ $10.00: 27% (3)
Overall 25th Percentile: 22%
104% Infoblox
61% Blue Coat Systems
53% Quest Software
47% Momentive
44% Interactive Intelligence
41% Advent Software
40% Software AG
38% Everbridge
38% Splunk
37% VMware
35% Imperva
34% Black Knight
31% AVG
30% UNIT4
30% NextGen Healthcare
30% Informatica
27% Cloudera
27% Avid
27% Cornerstone OnDemand
25% LogMeIn
24% Ellie Mae
24% Citrix
22% QAD
19% Cerner
19% Barracuda Networks
16% Riverbed
16% Advanced Computer Software
16% Lawson Software
11% MYOB
11% Model N

Source: Capital IQ, FactSet, company filings, company press releases and Wall Street research.
(1) Unaffected premium indicates premium based on day prior to rumors of a potential transaction, or premium based on day prior to transaction announcement if no substantial rumors existed.
(2) Reflects [***] proposal of $11.41 per share received on June 12, 2024.
(3) Reflects [***] proposal of $10.00 - $10.75 per share received on June 12, 2024.

9

Catalyst PARTNERS

CONFIDENTIAL | DRAFT

Comparison of Proposals with Selected Technology Transaction Premia Premia in Selected >$1Bn Public Technology Transactions Since 2003 Source: FactSet as of June 14, 2024. Note: Based on FactSet premia and unaffected dates for technology M&A transactions greater than $1Bn enterprise value since 2003. Reflects [***] proposal of $11.41 per share received on June 12, 2024. Reflects [***] proposal of $10.00 - $10.75 per share received on June 12, 2024. 1- Day Premia Paid 427 Total Transactions in Data Set 75th Percentile: 45% Premium Median: 28% Premium Mean: 33% Premium [***] Proposal @ $11.41: 35% (1) 25th Percentile: 18% Premium [***] Proposal High @ $10.75: 27% (2) [***] Proposal Low @ $10.00: 18% (2) [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Range of Proposals(2): $10.00 - $11.41 Source: FactSet as of June 14, 2024. Based on unaffected price as of market close on April 16, 2024, the day prior to Reuter's report of Zodiac exploring a potential sale. Reflects [***] proposal of $11.41 per share received on June 12, 2024 and [***] proposal of $10.00 - $10.75 per share received on June 12, 2024. Zodiac Current: $9.61 Zodiac Share Price ($) From June 14, 2022 to Current (June 14, 2024) Comparison of Proposals with Stock Price Performance Over The Last Two Years April 17 Reuters report of Zodiac exploring a potential sale released during market hours Zodiac Unaffected: $8.47 (1) [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Zodiac Financial Overview and Preliminary Valuation Analysis

Summary of Zodiac Preliminary Management Plan

ARR ($MM)



Actual
Projections
Projected CAGR ('24-'29): 8%
$314
$365
$403
$434
$467
$502
$541
$582
FY22A FY23A FY24A FY25E FY26E FY27E FY28E FY29E

Revenue ($MM)



Actual
Projections
Projected CAGR ('24-'29): 7%
$347
$396
$432
$457
$487
$523
$561
$603
FY22A FY23A FY24A FY25E FY26E FY27E FY28E FY29E

Non-GAAP Operating Income ($MM)



Actual
Projections
Projected CAGR ('24-'29): 29%
($8)
$3
$47
$87
$103
$124
$147
$171
FY22A FY23A FY24A FY25E FY26E FY27E FY28E FY29E

Levered Free Cash Flow ($MM)



Actual
Projections
Projected CAGR ('24-'29): 33%
$10
($28)
$44
$82
$101
$125
$153
$183(2)
FY22A FY23A FY24A FY25E FY26E FY27E FY28E FY29E

YoY ARR Growth (%)



Actual
Projections
20%
16%
10%
8%
8%
8%
8%
8%
FY22A FY23A FY24A FY25E FY26E FY27E FY28E FY29E

YoY Revenue Growth (%)



Actual
Projections
14%
14%
9%
6%
6%
8%
7%
7%
FY22A FY23A FY24A FY25E FY26E FY27E FY28E FY29E

Non-GAAP Operating Margin (%)



Actual
Projections
(2%)
1%
11%
19%
21%
24%
26%
28%
FY22A FY23A FY24A FY25E FY26E FY27E FY28E FY29E

LFCF Margin (%)



Actual
Projections
3%
(7%)
10%
18%
21%
24%
27%
30%(2)
FY22A FY23A FY24A FY25E FY26E FY27E FY28E FY29E

Rule of 40[1]: 16% 7% 19% 24% 27% 31% 34% 38%

Source: Historical figures per company filings. Zodiac Preliminary Management Plan provided by Zodiac Management in April 2024.
Note: Zodiac fiscal year ends January 31.
(1) Rule of 40 = Revenue Growth + LFCF Margin.
(2) FY29 LFCF does not factor in a long-term effective tax rate.

13

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Summary of Zodiac Preliminary Management Plan vs Street

Legend: Historical (1) | Street Case (2) | Prelim. Mgmt. Plan (3)

ARR ($MM)

FY24A – FY26E CAGR:
Prelim. Mgmt. Plan (3): 8%

FY25E Guidance: $435 - $443


$365
$403
$439 (5)
$434
$467
FY23A
FY24A
FY25E
FY26E

Revenue ($MM)

FY24A – FY26E CAGR:
Prelim. Mgmt. Plan (3): 6%
FY24A – FY26E CAGR:
Street Case (2): 7%

FY25E Guidance: $451 - $459


$396
$432
$457
$456
$498
$487
FY23A
FY24A
FY25E
FY26E

# of Brokers for Consensus:	FY25E	FY26E
	5	5

Non-GAAP Operating Income ($MM)

FY24A – FY26E CAGR:
Prelim. Mgmt. Plan (3): 47%
FY24A – FY26E CAGR:
Street Case (2): 47%

FY25E Guidance: $80 - $82


$3
$47
$87
$81
$103
$102
FY23A
FY24A
FY25E
FY26E

# of Brokers for Consensus:	FY25E	FY26E
	6	6

Levered Free Cash Flow ($MM)

FY24A – FY26E CAGR:
Prelim. Mgmt. Plan (3): 51%
FY24A – FY26E CAGR:
Street Case (2): 47%

FY25E Guidance: $80+


($28)
$44
$82
$84
$101
$96
FY23A
FY24A
FY25E
FY26E

# of Brokers for Consensus:	FY25E	FY26E
	1	1

YoY ARR Growth (%)

FY25E Guidance: 8% - 10%


16%
10%
9% (5)
8%
8%
FY23A
FY24A
FY25E
FY26E

YoY Revenue Growth (%)

FY25E Guidance: 4% - 6%


14%
9%
6%
6%
9%
6%
FY23A
FY24A
FY25E
FY26E

Non-GAAP Operating Margin (%)

FY25E Guidance: 18%


1%
11%
19%
18%
21%
21%
FY23A
FY24A
FY25E
FY26E

LFCF Margin (%)

FY25E Guidance: 18%+


(7%)
10%
18%
18%
21%
19%
FY23A
FY24A
FY25E
FY26E

Rule of 40 (4):

	FY23A	FY24A	FY25E	FY26E
Mgmt:	7%	19%	24%	27%
Street:	7%	19%	24%	28%

Note: Zodiac fiscal year ends January 31.
(1) Historical figures per company filings.
(2) Zodiac Street Case based on FactSet mean consensus estimates as of June 14, 2024.
(3) Zodiac Preliminary Management Plan provided by Zodiac Management in April 2024.
(4) Rule of 40 = Revenue Growth + LFCF Margin.
(5) Midpoint of guidance shown as a proxy for ARR street estimates.

14

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Zodiac is Primarily Valued on Revenue Today with a Median Price Target of $13 Source: Wall Street research and FactSet as of June 14, 2024. Note: Zodiac fiscal year ends January 31. Based on unaffected price as of market close on April 16, 2024, the day prior to Reuter's report of Zodiac exploring a potential sale. Reflects [***] proposal of $11.41 per share received on June 12, 2024 and [***] proposal of $10.00 - $10.75 per share received on June 12, 2024. Analyst Ratings & Valuation Methodologies Summary of Price Targets Valuation Methodology and Broker Recommendation Summary Median represents a 53% premium to the unaffected share price of $8.47(1) Broker Recommendations Over Time Range of Proposals(2): $10.00 - $11.41 [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Zodiac Trading Performance Since 2022 From January 3, 2022 to Current (June 14, 2024) NTM Revenue Multiple: Share Price: Unaffected NTM Revenue Mult: 2.8x (1) Source: Company Filings and FactSet as of June 14, 2024. Based on unaffected price as of market close on April 16, 2024, the day prior to Reuter's report of Zodiac exploring a potential sale. Announces $400MM convertible investment from Silver Lake ($250MM upfront with $150MM due up to 18 months later) March 2, 2022 – (9%) e (9%) e (6%) Unaffected Share Price: $8.47 (1) e (11%) e +20% e +9% e +17% Praesidium discloses 6% stake February 21, 2023 – +1% e (6%) e (20%) e +3% Reuters reports Zodiac exploring a potential sale during market hours April 17, 2024 – +12% Illustrative Future Trading CY+1 Mult. Range: 2.0x-4.5x Implied NTM Multiple Range: 2.1x-4.8x Announces acquisition of Zephr for $44MM August 24, 2022 – (6%) Selected Earnings Releases e Legend 1-Day Price Reaction +% Announces 8% RIF February 1, 2024 – (5%) Announces settlement with Scalar Gauge and appointment of John Harkey to Board of Directors May 1, 2024 – (1%) Completes remaining $150MM Convert. from Silver Lake September 25, 2023 – (4%) Zodiac Current: $9.61 +13% vs. Unaffected Current NTM Revenue Mult: 3.2x

Operating Statistics of Selected Companies $498 $487 $603 $728 $709 $321 $2,583 $1,363 $1,602 $770 $1,150 $832 $3,103 $662 $4,772 $2,608 Source: FactSet consensus estimates as of June 14, 2024. Zodiac Preliminary Management Plan provided by Zodiac management in April 2024. Rule of 40 = Revenue Growth + LFCF margin. Dropbox LFCF and UFCF adjusted for assets obtained under finance leases. CY25E Revenue ($MM) CY25E Gross Margin (%) 75% 75% 77% 79% 90% 79% 83% 90% 80% 82% 68% 77% 79% 80% 76% 77% (2) (2) NTM UFCF Margin (%) 19% 16% 26% 34% 34% 28% 31% 27% 28% 36% 24% 14% 20% 28% 8% 4% Zodiac (2) CY25E Revenue Growth CY25E Non-GAAP EBIT Margin CY25E Rule of 40 (1) CY25E LFCF Margin Zodiac Zodiac Zodiac Selected Companies Legend

[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Trading Statistics of Selected Companies


Legend
Selected Companies
Ent. Val. ($MM)
$1,288 (3)
$1,706 (5)
$1,880 (6)
$4,160 (4)
$3,177
$5,665
$4,599
$2,629
$10,626
$2,444
$8,137
$4,923
$875
$11,719
$1,879
$4,432
CY25E Revenue Multiple
As of 4/26 (Prev. SC Mtg)
4.3x
–
5.3x
4.0x
–
3.9x
3.6x
3.6x
3.3x
3.4x
–
3.2x
1.8x
Median: 3.2x
Illustrative FT CY+1 Rev. Mult. Range 2.0x-4.5x
2.6x
3.3 – 3.6x
3.8x
5.7x
4.5x
4.2x
4.0x
4.0x
3.4x
3.2x
3.1x
3.1x
2.7x
2.5x
2.3x
1.7x
Zodiac Unaff.(3)
[***] Proposal(5)
[***] Proposal(6)
Instructure(4)
BlackLine
ZoomInfo
Box
E2open
DocuSign
TeamViewer
Dropbox
Pegasystems
Amplitude
Zoom
Sprinklr
RingCentral
CY25E Growth Adj. Revenue Multiple
As of 4/26 (Prev. SC Mtg)
1.09x
–
–
0.57x
0.43x
0.65x
0.60x
–
0.46x
0.43x
0.29x
0.34x
0.22x
Median: 0.52x
Implied FT Growth Adj. Rev. Mult Range: 0.22x-0.49x
0.28x
0.36 – 0.39x
0.41x
1.25x
0.80x
0.73x
0.62x
0.58x
0.57x
0.52x
0.46x
0.45x
0.40x
0.36x
0.29x
0.21x
Zodiac Unaff.(3)
[***] Proposal(5)
[***] Proposal(6)
Dropbox
E2open
Zoom
Box
Instructure(4)
DocuSign
ZoomInfo
BlackLine
TeamViewer
Pegasystems
Sprinklr
Amplitude
RingCentral
CY25E Ro40 Adj. Revenue Multiple(1)
As of 4/26 (Prev. SC Mtg)
–
0.18x
0.11x
–
0.13x
0.11x
0.12x
0.11x
0.10x
0.10x
0.09x
–
0.07x
Median: 0.10x
Implied FT R40 Adj. Rev. Mult Range: 0.07x-0.16x
0.09x
0.12 – 0.12x
0.13x
0.17x
0.16x
0.15x
0.14x
0.12x
0.11x
0.10x
0.10x
0.10x
0.09x
0.08x
0.07x
0.06x
Zodiac Unaff.(3)
[***] Proposal(5)
[***] Proposal(6)
E2open
Amplitude
Instructure(4)
BlackLine
Sprinklr
Box
ZoomInfo
DocuSign
Pegasystems
Dropbox(2)
TeamViewer
Zoom
RingCentral

Source: FactSet consensus estimates as of June 14, 2024. Zodiac common shares outstanding, RSUs, PSUs, options, and warrants as of May 30, 2024 per Zodiac management. Fully-diluted shares calculated using treasury stock method. Proposals reflect cancellation of April 2024 CEO PSUs as share price hurdle is not met in a Change in Control, per Zodiac management. Cash and cash equivalents, short term investments, and face value of convertible debt per Zodiac management for the period ended April 30, 2024. Net cash balance reflects $21MM cash outflow for Togai acquisition on May 9, 2024. Transaction scenarios assume Convertible Notes are cash settled at the "Fundamental Change Repurchase Price", per Zodiac indenture dated March 24, 2022. Zodiac FY-1 used as proxy for CY.

Note: "NM" = Not meaningful or not available. Multiples greater than 50.0x or negative considered not meaningful.

(1) Rule of 40 = Revenue Growth + LFCF margin.
(2) Dropbox LFCF adjusted for assets obtained under finance leases.
(3) Based on unaffected price as of market close on April 16, 2024, the day prior to Reuter's report of Zodiac exploring a potential sale.
(4) Based on unaffected price as of market close on May 17, 2024, the day prior to Reuter's report of Instructure exploring a potential sale.
(5) Reflects [***] proposal range of $10.00 - $10.75 per share received on June 12, 2024. EV shown at midpoint of [***] proposal range.
(6) Reflects [***] proposal of $11.41 per share received on June 12, 2024.

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[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Trading Statistics of Selected Companies (CONT'D)



Legend
Selected Companies
CY25E LFCF Multiple
As of 4/26 (Prev. SC Mtg)
47.2x
28.0x
–
13.7x
–
12.7x
13.3x
14.6x
–
13.5x
10.5x
8.9x
6.4x
Median: 12.8x
Illustrative FT LFCF Mult. Range: 9.0x-19.0x
14.8x
17.4 – 18.7x
19.9x
46.5x
22.6x
18.8x
14.9x
13.4x
13.1x
12.8x
12.8x
12.4x
10.4x
8.9x
7.7x
5.7x
Zodiac Unaff.(3)
[***] Proposal(5)
[***] Proposal(6)
Amplitude
Sprinklr
BlackLine
Instructure(4)
E2open
Box
Pegasystems
DocuSign
Zoom
ZoomInfo
Dropbox(2)
TeamViewer
RingCentral



NTM UFCF Multiple
As of 4/26 (Prev. SC Mtg)
–
47.8x
12.7x
16.1x
–
14.9x
16.0x
16.6x
12.1x
11.6x
10.6x
–
NM
Median: 13.5x
Illustrative DCF NTM Terminal Mult Range: 10.0x-17.0x
14.7x
18.7 – 20.1x
21.4x
35.0x
31.3x
16.9x
15.3x
14.6x
13.7x
13.3x
12.9x
10.2x
9.7x
9.3x
9.1x
NM
Zodiac Unaff.(3)
[***] Proposal(5)
[***] Proposal(6)
BlackLine
Sprinklr
Instructure(4)
Box
E2open
Pegasystems
DocuSign
ZoomInfo
Dropbox(2)
TeamViewer
RingCentral
Zoom
Amplitude

Source: FactSet consensus estimates as of June 14, 2024. Zodiac common shares outstanding, RSUs, PSUs, options, and warrants as of May 30, 2024 per Zodiac management. Fully-diluted shares calculated using treasury stock method. Proposals reflect cancellation of April 2024 CEO PSUs as share price hurdle is not met in a Change in Control, per Zodiac management. Cash and cash equivalents, short term investments, and face value of convertible debt per Zodiac management for the period ended April 30, 2024. Net cash balance reflects $21MM cash outflow for Togai acquisition on May 9, 2024. Transaction scenarios assume Convertible Notes are cash settled at the "Fundamental Change Repurchase Price", per Zodiac indenture dated March 24, 2022. Zodiac FY-1 used as proxy for CY.
Note: "NM" = Not meaningful or not available. Multiples greater than 50.0x or negative considered not meaningful.

(1) Rule of 40 = Revenue Growth + LFCF margin.
(2) Dropbox LFCF and UFCF adjusted for assets obtained under finance leases.
(3) Based on unaffected price as of market close on April 16, 2024, the day prior to Reuter's report of Zodiac exploring a potential sale.
(4) Based on unaffected price as of market close on May 17, 2024, the day prior to Reuter's report of Instructure exploring a potential sale.
(5) Reflects [***] proposal range of $10.00 - $10.75 per share received on June 12, 2024. Bar shown at midpoint of [***] proposal range.
(6) Reflects [***] proposal of $11.41 per share received on June 12, 2024.

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[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Illustrative Present Value of Future Share Price

Present Value of Future Zodiac Share Price Based on a Range of Multiples

($MM, except per share amounts)

Revenue-Based Illustrative Future Trading

	Preliminary Management Plan			
	1-Year CY26E	2-Year CY27E	3-Year CY28E	'23A-'28E CAGR
Revenue:	$523	$561	$603	7%
% Growth:	8%	7%	7%	
LFCF:	$125	$153	$183	33%
% Margin:	24%	27%	30%	



CY+1 Rev Mult:
4.5x
3.25x
Unaffected Street (3)
2.6x
2.0x
Present Value Per Share (14.0% Cost of Equity)
$12.82
$9.57
$7.84
$6.29
$11.98
$9.04
$7.48
$6.08
$11.23
$8.57
$7.16
$5.90

Implied Future Share Price		CY26E	CY27E	CY28E
High:	4.5x	$14.62	$15.57	$16.64
Mid:	3.25x	$10.91	$11.74	$12.70
Unaffected:	2.6x	$8.93	$9.71	$10.61
Low:	2.0x	$7.17	$7.91	$8.74

Implied LFCF Multiples

Implied Multiples		CY26E	CY27E	CY28E
High:	4.5x	20.6x	18.7x	17.4x
Mid:	3.25x	15.3x	14.1x	13.2x
Unaffected:	2.6x	12.5x	11.6x	11.0x
Low:	2.0x	10.0x	9.4x	9.1x

LFCF-Based Illustrative Future Trading

	Preliminary Management Plan			
	1-Year CY26E	2-Year CY27E	3-Year CY28E	'23A-'28E CAGR
Revenue:	$523	$561	$603	7%
% Growth:	8%	7%	7%	
LFCF:	$125	$153	$183	33%
% Margin:	24%	27%	30%	
Rule of 40 (2):	31%	34%	38%	



CY+1 LFCF Mult:
19.0x
Unaffected Street (3)
14.8x
9.0x
$11.97
$9.33
$5.71
$12.27
$9.56
$5.85
$12.38
$9.65
$5.91
Range of Proposals(1):
$10.00 - $11.41

Implied Future Share Price		CY26E	CY27E	CY28E
High:	19.0x	$13.65	$15.94	$18.35
Unaffected:	14.8x	$10.63	$12.42	$14.30
Low:	9.0x	$6.51	$7.61	$8.76

Implied Revenue Multiples

Implied Multiples		CY26E	CY27E	CY28E
High:	19.0x	4.2x	4.6x	5.0x
Unaffected:	14.8x	3.2x	3.5x	3.8x
Low:	9.0x	1.8x	1.9x	2.0x

Source: Zodiac Preliminary Management Plan provided by Zodiac Management in April 2024. Zodiac fiscal year ends January 31. FY – 1 used as a proxy for CY.
Note: Assumes illustrative 14.0% cost of equity and 4% dilution per year due to employee equity issuances, per Zodiac management. Common shares outstanding, RSUs, PSUs, options, and warrants as of May 30, 2024 per Zodiac management. Fully-diluted shares calculated using treasury stock method. Cash and cash equivalents, short term investments, and face value of convertible debt per Zodiac management for the period ended April 30, 2024. Net cash balance reflects $21MM cash outflow for Togai acquisition on May 9, 2024.

(1) Reflects [***] proposal of $11.41 per share received on June 12, 2024 and [***] proposal of $10.00 - $10.75 per share received on June 12, 2024.
(2) Rule of 40 = Revenue Growth + LFCF Margin.
(3) Based on unaffected price as of market close on April 16, 2024, the day prior to Reuter's report of Zodiac exploring a potential sale.

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Summary of Zodiac Preliminary Management Plan UFCF Projections Highly Preliminary and Subject to Change Note: Assumes current shareholders incur 14% cumulative dilution through issuance of equity awards over the projected period. Zodiac Preliminary Management Plan provided by Zodiac management in April 2024. Capital Expenditures includes Capitalized Software Development Expense.

Highly Preliminary and Subject to Change

Zodiac Discounted Cash Flow Analysis

Summary of Valuation Assumptions

- *Unlevered free cash flow projections and terminal value discounted to April 30, 2024 using mid-period convention*
- *Excludes impact of stock-based compensation, amortization of intangibles, and other non-cash items in unlevered free cash flow*
- *Weighted average cost of capital range of 11.5% to 13.5%*
- *Terminal value based on NTM UFCF multiple range of 10.0x – 17.0x and terminal year (FY29E) UFCF of $138MM*
- *Current shareholders incur ~4% annual dilution through issuance of equity awards throughout the projection period*
- *Assumed 80% utilization limit per Zodiac management for U.S. Federal NOLs, with full NOL utilization by FY32E*

($MM, except per share amounts)

	Illustrative Present Value as of April 30, 2024								
Discount Rate:	11.50%			12.50%			13.50%		
Terminal NTM UFCF Multiple:	10.0x	13.5x	17.0x	10.0x	13.5x	17.0x	10.0x	13.5x	17.0x
Implied Terminal NTM Revenue Multiple	*2.3x*	*3.1x*	*3.9x*	*2.3x*	*3.1x*	*3.9x*	*2.3x*	*3.1x*	*3.9x*
Implied Perpetuity Growth Rate	*1%*	*4%*	*5%*	*2%*	*5%*	*6%*	*3%*	*6%*	*7%*
PV of Unlevered FCFs Adj. for Dilution (FY2025E - FY2028E)	$281	$281	$281	$276	$276	$276	$271	$271	$271
PV of Terminal Value Adj. for Dilution (FY2029E & Beyond)	804	1,085	1,366	777	1,049	1,321	752	1,015	1,278
% of Enterprise Value in Terminal Value	*74%*	*79%*	*83%*	*74%*	*79%*	*83%*	*74%*	*79%*	*83%*
Implied Enterprise Value	**$1,084**	**$1,366**	**$1,647**	**$1,053**	**$1,325**	**$1,597**	**$1,023**	**$1,286**	**$1,549**
Less: Debt (1)	(400)	(400)	(400)	(400)	(400)	(400)	(400)	(400)	(400)
Plus: Cash (1)	526	526	526	526	526	526	526	526	526
Plus: PV of NOLs Adj. for Dilution (FY29E & Beyond)	36	36	36	34	34	34	33	33	33
Implied Equity Value	**$1,247**	**$1,528**	**$1,809**	**$1,214**	**$1,486**	**$1,758**	**$1,182**	**$1,445**	**$1,708**
Implied Price Per Share (1)	**$7.47**	**$9.14**	**$10.81**	**$7.28**	**$8.89**	**$10.50**	**$7.09**	**$8.65**	**$10.21**

Note: Zodiac Preliminary Management Plan provided by Zodiac management in April 2024. Assumes mid-period discounting convention. Unlevered Free Cash Flows and Terminal Value adjusted by the cumulative dilution to current shareholders in each respective year, and then discounted to present value as of April 30, 2024. Assumes current shareholders incur ~4% annual dilution through issuance of equity awards over the projected period, per Zodiac management.

(1) Common shares outstanding, RSUs, PSUs, options, and warrants as of May 30, 2024 per Zodiac management. Fully-diluted shares calculated using treasury stock method. Assumes 100% attainment of PSUs, per Zodiac management. Cash and cash equivalents, short term investments, and fair value of convertible debt per Zodiac management for the period ended April 30, 2024. Net cash balance reflects $21MM cash outflow for Togai acquisition on May 9, 2024.

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[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Selected Precedent Transactions

Selected Public Subscription Software Transactions >$1Bn Since 2011, Revenue Growth <=10%

($MM)

Annc.			FD Equity	FD Enterprise	NTM Transaction Mults (3)					Premium (1)			NTM Operating Statistics			
										Unaffected			Revenue	EBITDA	LFCF	Rule of
Date	Target	Acquiror	Value	Value	Revenue	Gr. Adj. Rev.	Ro40 Adj. (2)	EBITDA	LFCF	1-Day Price	1-Day EV	LTM High	Growth	Margin	Margin	40 (2)
04/08/24	Model N	Vista Equity Partners	$1,285	$1,274	4.8x	0.89x	0.20x	24.5x	25.8x	11%	11%	(16%)	5%	19%	19%	24%
03/01/24	Everbridge	Thoma Bravo	1,545	1,786	3.9	1.21	0.22	17.5	22.9	47%	38%	(0%)	3%	22%	15%	18%
09/21/23	Splunk	Cisco	28,133	29,552	7.1	0.80	0.22	30.9	29.3	31%	38%	26%	9%	23%	23%	32%
09/06/23	NextGen Healthcare	Thoma Bravo	1,638	1,750	2.4	0.31	0.16	19.2	28.8	46%	30%	15%	8%	13%	8%	15%
08/09/23	Avid	STG	1,228	1,408	3.0	0.32	0.14	13.8	22.3	32%	27%	(19%)	10%	22%	12%	21%
05/04/23	Software AG	Silver Lake	2,667	2,945	2.6	0.39	0.20	14.4	37.5	60%	40%	(2%)	7%	18%	6%	13%
03/13/23	Momentive	STG	1,492	1,474	3.0	0.99	0.14	16.0	17.0	46%	47%	(48%)	3%	19%	18%	21%
05/26/22	VMware	Broadcom	61,083	70,200	5.1	0.85	0.16	15.1	16.6	44%	37%	(17%)	6%	34%	27%	33%
05/04/22	Black Knight	Intercontinental Exchange	13,259	15,873	9.7	1.22	0.26	19.7	28.2	43%	34%	2%	8%	49%	29%	37%
01/31/22	Citrix	Evergreen Coast & Vista	13,633	16,519	5.1	1.84	0.19	16.0	17.9	30%	24%	(28%)	3%	32%	23%	26%
12/20/21	Cerner	Oracle	28,305	28,938	4.8	0.86	0.19	14.1	23.9	20%	19%	14%	6%	34%	20%	25%
08/05/21	Cornerstone OnDemand	Clearlake	4,127	5,238	5.9	0.80	0.18	18.8	18.4	31%	27%	4%	7%	31%	25%	33%
06/28/21	QAD	Thoma Bravo	1,961	1,824	5.3	0.57	0.30	–	–	20%	22%	11%	9%	10%	8%	17%
06/01/21	Cloudera	KKR & CD&R	5,285	4,884	5.2	0.81	0.26	30.4	41.9	24%	27%	(16%)	6%	17%	13%	20%
12/17/19	LogMeIn	Francisco Partners	4,337	4,418	3.4	0.87	0.12	10.7	14.0	25%	25%	(11%)	4%	32%	24%	28%
02/12/19	Ellie Mae	Thoma Bravo	3,689	3,347	6.8	1.88	0.55	31.0	–	21%	24%	(15%)	4%	22%	9%	12%
12/23/18	MYOB	KKR	1,423	1,708	4.9	0.59	0.21	12.1	27.5	14%	11%	(10%)	8%	41%	15%	23%
10/10/18	Imperva	Thoma Bravo	2,117	1,863	5.1	0.74	0.20	45.1	32.2	29%	35%	(2%)	7%	11%	18%	25%
11/27/17	Barracuda Networks	Thoma Bravo	1,605	1,398	3.6	0.61	0.14	18.8	21.5	16%	19%	6%	6%	19%	19%	25%
09/19/16	Infoblox	Vista Equity Partners	1,607	1,349	3.6	1.15	0.15	20.0	20.7	73%	104%	(5%)	3%	18%	21%	24%
08/31/16	Interactive Intelligence	Genesys (Permira)	1,620	1,421	3.2	0.35	0.25	39.0	–	36%	44%	32%	9%	8%	4%	13%
07/07/16	AVG	Avast	1,341	1,452	3.2	1.00	0.13	9.0	13.2	34%	31%	(13%)	3%	36%	23%	26%
04/07/15	Informatica	Permira & CPP	5,295	4,874	4.3	0.54	0.15	18.1	22.1	27%	30%	17%	8%	24%	21%	29%
02/02/15	Advent Software	SS&C Technologies	2,501	2,683	6.4	1.14	0.21	18.0	24.1	44%	41%	26%	6%	36%	25%	30%
12/15/14	Riverbed	Thoma Bravo	3,543	3,580	3.2	1.17	0.15	10.8	17.4	16%	16%	(6%)	3%	30%	18%	21%
11/25/14	Advanced Computer Software	Vista Equity Partners	1,138	1,196	3.5	0.95	0.17	14.9	19.2	17%	16%	10%	4%	23%	17%	21%
11/18/13	UNIT4	Advent International	1,572	1,703	2.4	0.33	0.12	11.1	17.5	33%	30%	32%	7%	22%	13%	20%
07/02/12	Quest Software	Dell	2,529	2,386	2.5	0.34	0.09	10.9	12.8	44%	53%	1%	7%	23%	21%	28%
12/09/11	Blue Coat Systems	Thoma Bravo	1,181	919	2.0	-	0.13	11.9	17.5	48%	61%	(19%)	0%	16%	14%	15%
04/26/11	Lawson Software	Infor (Golden Gate Capital)	1,966	1,928	2.4	0.68	0.12	10.8	14.3	14%	16%	8%	4%	23%	17%	21%
Median:					***3.8x***	***0.81x***	***0.17x***	***16.0x***	***21.5x***	***31%***	***30%***	***(1%)***	***6%***	***22%***	***18%***	***24%***
Mean:					***4.3***	***0.83***	***0.19***	***18.7***	***22.4***	***33%***	***33%***	***(1%)***	***6%***	***24%***	***17%***	***23%***
25th Percentile:					***3.1***	***0.57***	***0.14***	***12.1***	***17.4***	***20%***	***22%***	***(14%)***	***4%***	***18%***	***14%***	***20%***
75th Percentile:					***5.1***	***1.00***	***0.21***	***19.7***	***26.7***	***44%***	***38%***	***10%***	***8%***	***31%***	***22%***	***27%***
[***] Proposal @ $11.41 (4)(6)(7)					***4.0x***	***0.66x***	***0.16x***	***19.4x***	***21.6x***	***35%***	***46%***	***(3%)***	***6%***	***21%***	***19%***	***25%***
[***] Proposal High @ $10.75 (5)(6)(7)					***3.8x***	***0.62x***	***0.15x***	***18.2x***	***20.3x***	***27%***	***37%***	***(9%)***	***6%***	***21%***	***19%***	***25%***
[***] Proposal Low @ $10.00 (5)(6)(7)					***3.5x***	***0.57x***	***0.14x***	***16.9x***	***18.9x***	***18%***	***27%***	***(15%)***	***6%***	***21%***	***19%***	***25%***

Source: Capital IQ, FactSet, company filings, company press releases and Wall Street research.
Note: '–' = Not publicly available or not meaningful. Multiples greater than 50.0x or negative considered not meaningful.
(1) Unaffected premium indicates premium based on day prior to rumors of a potential transaction, or premium based on day prior to transaction announcement if no substantial rumors existed.
(2) Rule of 40 calculated as Revenue Growth + LFCF Margin.
(3) NTM revenue and LFCF based on mean analyst consensus estimates for the next twelve month period as of transaction announcement. NTM revenue growth based on NTM revenue and revenue from the last completed twelve month (LTM) period with public filings as of transaction announcement.
(4) Reflects [***] proposal of $11.41 per share received on June 12, 2024. Zodiac consensus estimates per FactSet as of June 14, 2024.
(5) Reflects [***] proposal of $10.00 - $10.75 per share received on June 12, 2024. Zodiac consensus estimates per FactSet as of June 14, 2024.
(6) Common shares outstanding, RSUs, PSUs, options, and warrants as of May 30, 2024 per Zodiac management. Fully-diluted shares calculated using treasury stock method. Warrant shares issuable upon exercise and exercise prices adjusted in transaction scenarios as set forth under the Make-Whole Fundamental Change section in the Form of Warrant filed on March 24, 2022. Assumes an illustrative transaction close date of October 31, 2024. Transaction scenarios reflect cancellation of April 2024 CEO PSUs since share price hurdle is not met in a Change in Control, per Zodiac management.
(7) Cash and cash equivalents, short term investments, and fair value of convertible debt per Zodiac management for the period ended April 30, 2024. Net cash balance reflects $21MM cash outflow for Togai acquisition on May 9, 2024. Impact of Convertible Senior Notes due 2029 reflected in Enterprise Value based on Zodiac indenture dated March 24, 2022. Transaction scenarios assume Convertible Notes are cash settled at the "Fundamental Change Repurchase Price", per Zodiac indenture dated March 24, 2022. Assumes an illustrative transaction close date of October 31, 2024.

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[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Zodiac Illustrative Valuation Framework Summary

Valuation Analysis	Illustrative Discounted Cash Flow Analysis (2) (3)	Illustrative Present Value of Future Stock Price (2) (3)		Illustrative Selected Transaction Analysis (2) (3)			1-Day Premium to Unaffected (4)	Last Twelve Months Trading (4) (5)	Broker Price Targets (6)
		Fully Diluted Enterprise Value / Revenue Multiples	Fully Diluted Equity Value / LFCF Multiples	Fully Diluted Enterprise Value / Revenue Multiples	Fully Diluted Equity Value / LFCF Multiples	1-Day Unaffected Premium (4)			
Illustrative Reference Range	*WACC Range: 11.5% - 13.5%* *Terminal NTM UFCF Multiple Range: 10.0x - 17.0x*	*Applied to 3 years Forward / CY28E Forecasts* *Cost of Equity: 14.0% Illustrative CY+1 Revenue Multiple Range: 2.0x - 4.5x*	*Applied to 3 years Forward / CY28E Forecasts* *Cost of Equity: 14.0% Illustrative CY+1 LFCF Multiple Range: 9.0x - 19.0x*	*NTM Revenue Multiple Range (25th to 75th Percentile of Selected Public Subscription Software Transactions): 3.1x - 5.1x*	*NTM LFCF Multiple Range (25th to 75th Percentile of Selected Public Subscription Software Transactions): 17.4x - 26.7x*	*1-Day Stock Price Premiums (25th to 75th Percentile of Selected Public Subscription Software Transactions): 20% - 44%*	*25th to 75th Percentile of $1Bn+ Tech M&A Since 2003: 18% - 45%*	*LTM High Date: June 6, 2023* *LTM Low Date: November 1, 2023*	*6 Brokers (Post Q1FY25 Earnings)*
Financial Case	Zodiac Preliminary Management Plan (1)	Zodiac Preliminary Management Plan (1)	Zodiac Preliminary Management Plan (1)	Zodiac Street (7)	Zodiac Street (7)	N/A	N/A	N/A	N/A

Implied Zodiac Price Per Share


$10.81
$7.09
$11.23
$5.90
$12.38
$5.91
$14.39
$8.69
$14.06
$9.23
$12.21
$10.18
$12.25
$9.95
$11.81
$7.24
$15.00
$10.00
Range of Proposals(8): $10.00 - $11.41

(1) *Zodiac Preliminary Management Plan provided by Zodiac management in April 2024. Zodiac fiscal year ends January 31. FY – 1 used as a proxy for CY.*
(2) *Common shares outstanding, RSUs, PSUs, options, and warrants as of May 30, 2024 per Zodiac management. Fully-diluted shares calculated using treasury stock method. Warrant shares issuable upon exercise and exercise prices adjusted in transaction scenarios as set forth under the Make-Whole Fundamental Change section in the Form of Warrant filed on March 24, 2022. Assumes an illustrative transaction close date of October 31, 2024. Transaction scenarios reflect cancellation of April 2024 CEO PSUs if share price hurdle is not met in a Change in Control.*
(3) *Cash and cash equivalents, short term investments, and face value of convertible debt per Zodiac management for the period ended April 30, 2024. Net cash balance reflects $21MM cash outflow for Togai acquisition on May 9, 2024. Impact of Convertible Senior Notes due 2029 reflected in Enterprise Value based on Zodiac indenture dated March 24, 2022. Transaction scenarios assume Convertible Notes are cash settled at the "Fundamental Change Repurchase Price", per Zodiac indenture dated March 24, 2022.*
(4) *Based on unaffected price as of market close on April 16, 2024, the day prior to Reuter's report of Zodiac exploring a potential sale.*
(5) *Last twelve months for the period ending April 16, 2024.*
(6) *Based on broker price targets as of June 14, 2024.*
(7) *Zodiac Street Case based on FactSet mean consensus estimates as of June 14, 2024.*
(8) *Reflects [***] proposal of $11.41 per share received on June 12, 2024 and [***] proposal of $10.00 - $10.75 per share received on June 12, 2024.*

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Illustrative Take-Private Analysis

Illustrative Sources and Uses at $11.41 Per Share Assumes 10/31/24 Entry Date and 1.9x ARR for Entry Leverage [***] [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission. [***]

[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Illustrative Take Private Returns Analysis

Legend
- Denotes IRR >22.5%
- Denotes IRR >25.0%

Assumes 10/31/24 Entry Date, 1/31/29 Exit Date, 1.9x ARR for Entry Leverage

Prelim. Mgmt. Plan FY24A-FY29E CAGR: 7%

				[***] Proposal Low (4)			[***] Proposal High (4)			[***] Proposal (2)		
				Illustrative Entry Price: $10.00 *18% Premium to Unaffected (1)* *$960MM Sponsor Equity Check*			Illustrative Entry Price: $10.75 *27% Premium to Unaffected (1)* *$1,087MM Sponsor Equity Check*			Illustrative Entry Price: $11.41 *35% Premium to Unaffected (1)* *$1,198MM Sponsor Equity Check*		
	FY24A-30E CAGR	NTM / FY30E Revenue	NTM / FY30E EBITDA	FY30 EBITDA Exit Multiple 8.0x	11.5x	15.0x	FY30 EBITDA Exit Multiple 8.0x	11.5x	15.0x	FY30 EBITDA Exit Multiple 8.0x	11.5x	15.0x
			Implied NTM Revenue Multiple:	*2.8x*	*4.0x*	*5.3x*	*2.8x*	*4.0x*	*5.3x*	*2.8x*	*4.0x*	*5.3x*
FY30E EBITDA Margin: 35%	3.0%	$515	$180	(3%)	9%	18%	(6%)	6%	15%	(8%)	4%	13%
	5.0%	$578	$202	2%	14%	23%	(1%)	11%	19%	(3%)	8%	17%
	7.0%	$648	$227	7%	18%	27%	4%	15%	23%	1%	12%	21%
			Implied NTM Revenue Multiple:	*3.2x*	*4.6x*	*6.0x*	*3.2x*	*4.6x*	*6.0x*	*3.2x*	*4.6x*	*6.0x*
FY30E EBITDA Margin: 40%	3.0%	$515	$206	3%	15%	23%	1%	12%	20%	(2%)	9%	18%
	5.0%	$578	$231	8%	19%	28%	5%	16%	24%	3%	13%	22%
	7.0%	$648	$259	12%	23%	32%	9%	20%	28%	7%	17%	25%
			Implied NTM Revenue Multiple:	*3.6x*	*5.2x*	*6.8x*	*3.6x*	*5.2x*	*6.8x*	*3.6x*	*5.2x*	*6.8x*
FY30E EBITDA Margin: 45%	3.0%	$515	$232	8%	19%	28%	5%	16%	24%	3%	14%	22%
	5.0%	$578	$260	12%	24%	32%	9%	20%	29%	7%	18%	26%
	7.0%	$648	$292	17%	28%	36%	13%	24%	32%	11%	22%	30%

Company	NTM Rev. Growth	NTM EBITDA Margin	NTM EBITDA Multiple
Zodiac	6%	21%	13.3x (1)
BLACKLINE	8%	24%	20.1
INSTRUCTURE	8%	41%	14.9 (3)
PEGA	5%	23%	14.1
box	4%	30%	13.8
e2open	1%	35%	11.9
DocuSign	6%	31%	11.5
zoominfo	2%	42%	10.6
Dropbox	1%	39%	8.2
TeamViewer	7%	42%	7.9
RingCentral	8%	25%	7.2
zoom	2%	39%	6.4

Source: Company Filings and FactSet as of June 14, 2024. Zodiac Preliminary Management Plan provided by Zodiac management in April 2024.
Note: Zodiac fiscal year ends January 31. FY – 1 used as a proxy for CY.
(1) Based on unaffected price of $8.47 as of market close on April 16, 2024, the day prior to Reuter's report of Zodiac exploring a potential sale. Zodiac projections based on FactSet mean consensus estimates as of June 14, 2024.
(2) Reflects [***] proposal of $11.41 per share received on June 12, 2024.
(3) Based on unaffected price as of market close on May 17, 2024, the day prior to Reuter's report of Instructure exploring a potential sale.
(4) Reflects [***] proposal of $10.00 - $10.75 per share received on June 12, 2024.

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Appendix [***] and [***] Bidding History [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Selected Bidding History Source: Capital IQ, FactSet, company filings, company press releases, merger proxies, and Wall Street research. (1) Unaffected premium indicates premium based on day prior to rumors of a potential transaction, or premium based on day prior to transaction announcement if no substantial rumors existed. (2) Initial interaction (e.g., email, phone call, or management meeting) that led to a transaction, not including interactions from previous processes. [***] [***] [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Selected Bidding History Source: Capital IQ, FactSet, company filings, company press releases, merger proxies, and Wall Street research. (1) Unaffected premium indicates premium based on day prior to rumors of a potential transaction, or premium based on day prior to transaction announcement if no substantial rumors existed. (2) Initial interaction (e.g., email, phone call, or management meeting) that led to a transaction, not including interactions from previous processes. [***] [***] [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Appendix Additional Information

Range of Proposals(2): $10.00 - $11.41 Zodiac Trading Performance Since IPO From April 12, 2018 to Current (June 14, 2024) NTM Revenue Multiple: Share Price: Source: Company Filings and FactSet as of June 14, 2024. Based on unaffected price as of market close on April 16, 2024, the day prior to Reuter's report of Zodiac exploring a potential sale. Reflects [***] proposal of $11.41 per share received on June 12, 2024 and [***] proposal of $10.00 - $10.75 per share received on June 12, 2024. e (11%) e +20% e +17% e (20%) e (31%) e (10%) e (19%) e (14%) e +19% Selected Earnings Releases e Legend 1-Day Price Reaction +% Unaffected NTM Revenue Mult: 2.8x (1) Unaffected Share Price: $8.47 (1) Zodiac Current: $9.61 +13% vs. Unaffected Current NTM Revenue Mult: 3.2x Reuters reports Zodiac exploring a potential sale during market hours April 17, 2024 – +12% [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Zodiac Preliminary Management Plan Illustrative NOL Schedule Note: Effective tax rate assumed to be 21% per Zodiac management as of April 2024. Federal NOL balance of $552MM as of January 31, 2024, per Zodiac 10-K for the period ended January 31, 2024. Under the US Tax Cuts and Jobs Act, carryforward NOLs are subject to an annual limitation equal to 80% of taxable income. Zodiac Preliminary Management Plan provided by Zodiac management in April 2024. Extrapolations approved by Zodiac management in April 2024.

Trading and Operating Statistics of Selected Companies

Illustrative Zodiac Cost of Capital Calculation (1/2)

Illustrative Zodiac Cost of Capital Calculation (2/2)

Disclaimer